Exhibit 99.2

MERIDIAN WASTE SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2016

	Historical
	Meridian Waste Solutions Inc. and Subsidiaries (1)	CFS (3)	Pro Forma Adjustments		Pro Forma Combined
Assets
Current assets:

Cash and cash equivalents	$823,272	$-	$208,707	(5)	$1,031,979
Short-term investments - restricted	1,953,969	-	-		1,953,969
Accounts receivable, net of allowance	2,540,657	2,759,948	-		5,300,605
Prepaid expenses	746,776	1,063,767	-		1,810,543
Other current assets	39,895	387,773	-		427,668
Total current assets	6,104,569	4,211,488	208,707		10,524,764

Property, plant and equipment, at cost net of accumulated depreciation	16,797,015	12,377,654	1,801,346	(7)	30,976,015

Landfill assets, net of accumulated amortization	3,278,817	24,546,411	3,219,589	(7)	31,044,817

Assets held for sale	395,000	-	-		395,000

Other assets:

Investment in related party	360,763	-	-		360,763
Other assets	144,793	14,026	-		158,819
Contract receivable	179,067	-	-		179,067
Goodwill	7,234,420	481,975	8,065,494	(8)	15,781,889
Customer list, net of accumulated amortization	14,553,629	-	-		14,553,629
Non-compete, net of accumulated amortization	114,680	-	-		114,680
Website, net of accumulated amortization	38,819	-	-		38,819
Intangible, net	-	4,027,498	(2,827,498)	(10)	1,200,000
Total other assets	22,626,171	4,523,499	5,237,996		32,387,666
Total assets	$49,201,572	$45,659,052	$10,467,638		$105,328,262

Liabilities and Shareholders' (Deficit) Equity
Current liabilities:
Accounts payable	$3,327,618	$2,652,308	$-		$5,979,926
Accrued expenses	1,998,531	1,889,428	(1,889,428)	(14)	1,998,531
Notes payable, related parties	609,891	-	-		609,891
Deferred compensation	769,709	-	-		769,709
Deferred revenue	3,431,869	-	-		3,431,869
Derivative liability	3,343,623	-	-		3,343,623
Current portion capital lease obligations	-	563,312	-		563,312
Current portion long - term debt	1,385,380	114,171	-		1,499,551
Total current liabilities	14,866,621	5,219,219	(1,889,428)		18,196,412

Long term liabilities:
Asset retirement obligation	5,299	7,847,219	-		7,852,518
Deferred tax liability	193,482	-	-		193,482
Long - term debt, net of current	41,810,733	1,319,773	37,000,000	(9)	80,130,506
Other liabilities	-	959,636	(959,636)	(14)	-
Capital lease obligations, net of current portion	-	5,705,921	(536,884)	(14)	5,169,037
Total liabilities	56,876,135	21,051,768	33,614,052		111,541,955

Preferred series C stock	2,644,951	-	-		2,644,951

Shareholders' (deficit) equity :
Controlling interest	-	24,536,414	(24,536,414)	(16)	-
Non-controlling interest	-	70,870	-		70,870
Common stock, par value $.025	42,812	-	1,390,000	(15)	1,432,812
Treasury stock, at cost (230,000 shares)	(224,250)	-	-		(224,250)
Additional paid in capital	35,353,209	-	-		35,353,209
Accumulated deficit	(45,491,285)	-	-		(45,491,285)
Total shareholders' (deficit) equity	(10,319,514)	24,607,284	(23,146,414)		(8,858,644)
Total liabilities and shareholders' (deficit) equity	$49,201,572	$45,659,052	$10,467,638		$105,328,262

See accompanying notes to the unaudited pro forma combined consolidated financial statements.

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MERIDIAN WASTE SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	Historical
	Meridian Waste Solutions, Inc. & Subsidiaries (2)	CFS (4)	Pro Forma Adjustments		Pro Forma Combined

Revenue	$31,727,673	$20,782,287	$-		$52,509,960

Cost of sales and services
Cost of sales and services	19,236,768	14,848,840	-		34,085,608
Depreciation	3,510,992	9,094,145	305,556	(13)	12,910,693

Total cost of sales and services	22,747,760	23,942,985	305,556		46,996,301

Gross profit (loss)	8,979,913	(3,160,698)	(305,556)		5,513,659

Expenses
Bad debt expense	519,911	-	-		519,911
Depreciation and amortization	4,091,151	-	-		4,091,151
Impairment expense	1,255,267	-	-		1,255,267
Selling, general and administrative	17,032,394	5,094,810	(927,473)	(11)	21,199,731

Total expenses	22,898,723	5,094,810	(927,473)		27,066,060

Other income (expenses):
Miscellaneous expense	(3,235)	-	-		(3,235)
Gain on disposal of assets	5,146	259,640	-		264,786
Unrealized gain on change in fair value of derivative liability	159,997	-	-		159,997
Loss from proportionate share of equity method investment	(3,422)	-	-		(3,422)
Unrealized loss on investment	(2,235)	-	-		(2,235)
Gain on contingent liability	1,000,000	-	-		1,000,000
Interest income	12,478	-	-		12,478
Interest expense	(4,728,106)	(372,516)	(3,330,000)	(12)	(8,430,622)

Total other income (expenses)	(3,559,377)	(112,876)	(3,330,000)		(7,002,253)

Loss before income taxes	(17,478,187)	(8,368,384)	(2,708,083)		(28,554,654)

Provision for income taxes	(193,482)	-	-		(193,482)

Net income (loss)	(17,671,669)	(8,368,384)	(2,708,083)		(28,748,136)

Net income attributable to non-controlling interests	-	(117,304)	-		(117,304)

Net loss attributable to controlling interests	$(17,671,669)	$(8,485,688)	$(2,708,083)		$(28,865,440)

Basic net loss per share	$(13.95)	$-	$-		$(16.34)

Weighted average number of shares outstanding
(Basic and diluted)	1,266,513	-	500,000	(17)	1,766,513

See accompanying notes to the unaudited pro forma combined consolidated financial statements.

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MERIDIAN WASTE SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2017

	Historical
	Meridian Waste Solutions, Inc. & Subsidiaries (18)	CFS (19)	Pro Forma Adjustments		Pro Forma Combined

Revenue	$10,905,067	$2,611,024	$-		$13,516,091

Cost and expenses:
Operating	6,987,386	1,910,299	-		8,897,685
Bad debt expense	178,488	-	-		178,488
Depreciation and amortization	3,055,167	1,215,188	(77,377)	(11 & 13)	4,192,978
Selling, general and administrative	4,060,146	546,048	-		4,606,194

Total cost and expenses	14,281,187	3,671,535	(77,377)		17,875,345

Other income (expenses):
Miscellaneous expense	45,144	-	-		45,144
Gain on disposal of assets	841	-	-		841
Unrealized loss on change in fair value of derivative liability	(554,112)	-	-		(554,112)
Gain from proportionate share of equity method investment	2,654,821	-	-		2,654,821
Unrealized loss on investment	(5,855)	-	-		(5,855)
Interest income	9,682	-	-		9,682
Interest expense	(1,695,478)	(48,848)	(419,671)	(12)	(2,163,997)

Total other income (expenses)	455,043	(48,848)	(419,671)		(13,476)

Loss before income taxes	(2,921,077)	(1,109,359)	(342,294)		(4,372,730)

Provision for income taxes	(101,613)	-	-		(101,613)

Net income (loss)	(3,022,690)	(1,109,359)	(342,294)		(4,474,343)

Net income attributable to non-controlling interests	(32,160)	-	-		(32,160)

Net loss attributable to controlling interests	(3,054,850)	(1,109,359)	(342,294)		(4,506,503)

Deemed dividend related to beneficial conversion feature and accretion of a discount on Series C Preferred Stock	(2,115,317)	-	-		(2,115,317)

Net loss attributable to common stockholders	$(5,170,167)	$-	$-		$(5,170,167)

Basic net loss per share	$(1.00)	$-	$-		$(0.95)

Weighted average number of shares outstanding
(Basic and diluted)	5,167,578	-	255,562	(17)	5,423,140

See accompanying notes to the unaudited pro forma combined consolidated financial statements.

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Note 1

Represents the historical audited consolidated balance sheet as of December 31, 2016 as stated in our Annual Report on Form 10-K filed with the SEC on April 17, 2017.

Note 2

Represents the historical audited consolidated statement of operations for the years ended December 31, 2016 and 2015, as stated in our Annual Report on Form 10-K filed with the SEC on April 17, 2017.

Note 3

Represents the historical audited combined and consolidated balance sheet as of December 31, 2016 as filed in Exhibit 99.1 to our Current Report on Form 8-K/A filed on May 1, 2017.

Note 4

Represents the historical audited combined and consolidated statement of operations for the years ended December 31, 2016 and 2015 as filed in Exhibit 99.1 to our Current Report on Form 8-K/A filed on May 1, 2017.

Note 5

Net change in cash is as follows:

Debt incurred under extended credit agreement of the acquisitions:
Goldman Sachs - Tranche A Term Loan	$37,000,000

Cash required at closing	(36,791,293)

Net cash gained related to the acquisition and related financing transaction	$208,707

Note 6

The following table summarizes the provisional fair value of The CFS Group assets acquired and liabilities assumed at the date of acquisition:

Property, plant and equipment	$12,435,000
Landfill assets	27,766,000
Land	1,744,000
Goodwill	8,547,469
Trade names and trademarks	1,200,000
Other liabilities, net	(6,398,000)
ARO liability assumed	(7,847,000)

Fair value of net assets acquired	$37,447,469

Fair value of net assets acquired was based on provisional information prepared by an independent valuation firm as of May 1, 2017.

Note 7

	PP&E	Landfill
Book value of fixed assets:
CFS Group	$(12,377,654)	$(24,546,411)

Fair value of fixed assets:
CFS Group	$14,179,000	$27,766,000

Adjustment	$1,801,346	$3,219,589

Fair value of fixed assets was based on provisional information prepared by an independent valuation firm as of May 1, 2017.

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Note 8

Goodwill as a result of acquisition	$8,547,469
Remove CFS historical goodwill	(481,975)

Adjustment to goodwill	$8,065,494

Goodwill is the excess of our purchase cost over the fair value of the net assets of acquiring The CFS Group. We do not amortize goodwill, but assess our goodwill for impairment at least annually. Goodwill was based on provisional information prepared by an independent valuation firm as of May 1, 2017.

Note 9

New debt associated with acquisition	$37,000,000

New debt of $37 million, bears interest at 9% per year, and is due December 2020.

Note 10

Intangible assets as a result of acquisition	$1,200,000
Remove CFS historical intangibles	(4,027,498)

Adjustment to intangible assets	$(2,827,498)

Intangible assets consisted of trade names and trademarks and had a fair value of $1.2 million and a useful life of 25 years. Intangible assets were based on provisional information prepared by an independent valuation firm as of May 1, 2017.

Note 11

	2016	2/15/2017

Remove CFS amortization expense	$(975,473)	$(121,934)
Adjust amortization expense for intangibles associated with acquisition	48,000	6,049

Adjusted amortization expense	$(927,473)	$(115,885)

Intangible assets consisted of trade names and trademarks and had a fair value of $1.2 million and a useful life of 25 years.

Note 12

	2016	2/15/2017

Adjust interest expense for borrowings associated with acquisition	$3,330,000	$419,671

New debt of $37 million and bears interest at 9% per year.

Note 13

	2016	2/15/2017

Adjust depletion expense for landfill permits associated with acquisition	$305,556	$38,508

Increase in landfill permits have a fair value of $5.5 million and a useful life of 18 years. Increase in landfill permits was based on provisional information prepared by an independent valuation firm as of May 1, 2017.

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Note 14

Adjust for liabilities paid off as part of the acquisition:

Accrued expenses	$1,889,428
Other liabilities	959,636
Capital leases	536,884

Total liabilities paid off	$3,385,948

Prior to and at the time of acquisition, accrued and other liabilities consisting of property taxes, compensation, capital leases, and other obligations were paid with cash by seller.

Note 15

The Company issued 500,000 restricted shares of common stock as consideration which was valued at market at the date of the closing, fair value of approximately $1,390,000.

Note 16

To eliminate subsidiary equity.

Note 17

Weighted average common shares outstanding calculation:

	Total # of shares issued		Average % of Days Outstanding	Weighted Averaged

For the year ended December 31, 2016	2,212,478	*	79.84%	1,766,513

* Acquisition of The CFS Group resulted in the issuance of 500,000 restricted shares of common stock.

	Total # of shares issued	Average % of Days Outstanding	Weighted Averaged

For the three month ended March 31, 2017	6,932,751	78.22%	5,423,140

At March 31, 2017, the Company had warrants and stock options outstanding that could be converted into approximately, 3,125,000 common shares. At December 31, 2016 the Company had a series of convertible notes, warrants and stock options outstanding that could be converted into approximately, 600,000 common shares. These are not presented in the consolidated statements of operations as the effect of these shares is anti- dilutive.

Note 18

Represents the historical unaudited consolidated statement of operations for the Three Months Ended March 31, 2017 as stated in our Quarterly Report on Form 10-Q filed with the SEC on May 22, 2017.

Note 19

Represents the historical unaudited combined and consolidated statement of operations of The CFS Group for the one and one-half months ended February 15, 2017.

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